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                 United States Security and Exchange Commission

                               Washington DC 20549

                                    Form 8-K

                                 Current Report

     Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

         Date of Report (date of earliest event reported): April 6, 2005

                            FUSA Capital Corporation
                    -----------------------------------------
                    (Formerly: Galaxy Championship Wrestling)



        Nevada;                       000-50274;               51-0520296
------------------------       ---------------------    ------------------------
(State or other jurisdiction   (Commission File Number)      (IRS Employer
  of incorporation)                                     Identification Number)


             1420 Fifth Avenue 22nd Floor
                     Seattle, WA                                   98101
     -----------------------------------------              -------------------
     (Address of principal executive offices)                   (Zip Code)


        Registrant's telephone number, including area code: 206-274-5107
                                                           --------------


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
                                                           (17 CFR 230.425)

[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
                                                          (17 CFR 240.14a-12)

[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
Act                                                       (17 CFR 240.14d-2(b))

[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
Act                                                      (17 CFR 240.13e-4(c)).

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SECTION 1 - REGISTRANT'S BUSINESS AND OPERATIONS


ITEM 5.02 Departure of Directors or Principal Officers;
Election of Directors; Appointment of Principal Officers

The Board of Directors of FUSA Capital Corporation has elected Stephen Craig Pollard to the Board of Directors, effective April 6, 2005. Mr. Pollard has never previously served on the Board of Directors of any company. From March of 2000 to March of 2005, Mr. Pollard was employed by Globalstar Canada Satellite Co. of Ontario, Canada, most recently as the Manager of Data Services Canada.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.





Dated: April 12, 2005                       FUSA Capital Corporation
                                           ------------------------
                                           (Registrant)


                                           /s/ Jenifer  Osterwalder
                                           -------------------------------------
                                           Jenifer  Osterwalder, President and
                                           Director